UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2023

M3-BRIGADE ACQUISITION II CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40162	86-1359752
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	MBAC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MBAC	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MBAC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On March 2, 2023, M3-Brigade Acquisition Corp. II (the “Company”) and M3-Brigade Sponsor II LP (the “Sponsor”) entered into non-redemption agreements (“Non-Redemption Agreements”) with unaffiliated third parties in exchange for such third parties agreeing not to redeem an aggregate of 4,052,653 shares of the Company’s Class A common stock sold in its initial public offering (“Non-Redeemed Shares”) in connection with the special meeting of stockholders called by the Company (the “Special Meeting”) to consider and approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from March 8, 2023 to December 8, 2023 (the “Extension”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third parties an aggregate of 1,013,161 shares of the Company’s Class B common stock held by the Sponsor promptly upon consummation of the Extension if they continue to hold such Non-Redeemed Shares through the Special Meeting. Pursuant to the Underwriting Agreement, dated as of March 3, 2021, by and between the Company and Cantor Fitzgerald & Co. (“Cantor Fitzgerald”), which was filed as Exhibit 1.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 9, 2021, Cantor Fitzgerald has consented in writing to the transfers of the Company’s Class B common stock contemplated by the Non-Redemption Agreements.

In the event that the Extension Proposal is approved and implemented as described in the definitive proxy statement (the “Proxy Statement”) for the Special Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 22, 2023, funds in the Company’s trust account, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any redemptions that occur prior to or in connection with a business combination or liquidation of the Company. As further described in the Proxy Statement, if the Company completes a business combination, because the excise tax would be payable by the Company (following the business combination) and not by the redeeming holder or out of the trust account, the payment of the excise tax would reduce cash available to the Company for ongoing operations following the completion of the business combination (and if the Company does not complete a business combination, the Company would seek to obtain alternative funds if necessary to pay any excise tax incurred by the Company with respect to any redemptions).

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal is approved by Company’s stockholders but are expected to increase the amount of funds that remain in the Company’s trust account following the Special Meeting, relative to the amount of funds remaining in the trust account had the Non-Redemption Agreements not been entered into.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Proxy Statement to consider and vote upon the Extension and other matters, and, beginning on or about February 22, 2023, first mailed the Proxy Statement and other relevant documents to its stockholders as of the February 21, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Innisfree M&A Incorporated at (877) 800-5182 (toll free) or (212) 750-5833 (bank and brokers can call collect).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement

104	Cover Page Interactive Data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M3-BRIGADE ACQUISITION II CORP.

Date: March 3, 2023	By:	/s/ Mohsin Y. Meghji
		Name:	Mohsin Y. Meghji
		Title:	Chairman and Chief Executive Officer